UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2022 (June 28, 2022)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2022, Trinity Place Holdings Inc. (the “Company”) held its annual meeting of stockholders. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.	The holders of the Company’s common stock elected two directors to each serve a two-year term until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified or his earlier resignation or removal, based on the following voting results:

Director	For	Abstain	Withheld	Broker Non-Votes
Alexander C. Matina	23,547,949	0	1,255,842	8,404,990
Jeffrey B. Citrin	24,363,468	0	440,323	8,404,990

The holder of the Company’s single share of Special Stock elected one director to serve a two-year term until the Company’s 2022 annual meeting of stockholders and until her successor is duly elected and qualified or her earlier resignation or removal, based on the following voting results:

Director	For	Abstain	Withheld	Broker Non-Votes
Joanne M. Minieri	1	0	0	0

2.	The holders of the Company’s common stock ratified the selection of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2022, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
32,575,892	530,546	102,343	0

Item 7.01. Regulation FD Disclosure.

At the annual meeting, the Company’s Chief Executive Officer, Matthew Messinger, provided remarks on the Company. A transcript of the remarks is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	CEO Annual Meeting Transcript

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: June 29, 2022	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer